                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                              (Baltimore Division)

In re:                                 *

CLN, INC., f/k/a                       *
CALIBER LEARNING NETWORK, INC.,              Case No. 01-5-9533-JS
                                       *            (Chapter 11)
             Debtor.
*      *     *      *      *     *     *     *     *      *      *      *      *

                  LINE FILING DEBTOR'S MONTHLY OPERATING REPORT

     CLN, Inc., f/k/a Caliber Learning Network, Inc., Debtor and
Debtor-in-Possession herein, hereby files its Monthly Operating Report for the period from May 1 through May 31, 2002.


Date: July 2, 2002

                                    /s/ Richard M. Goldberg
                                   -------------------------------------------
                                   Joel I. Sher, Bar No. 00719
                                   Richard M. Goldberg, Bar No. 07994

                                   Shapiro Sher & Guinot
                                   36 South Charles Street, 20/th/ Floor
                                   Baltimore, Maryland 21201-3147
                                   Phone: (410) 385-0202
                                   Fax: (410) 539-7611

                                   Attorneys for CLN, Inc., f/k/a
                                    Caliber Learning Network, Inc.

                             CERTIFICATE OF SERVICE

     I HEREBY CERTIFY that on this 2nd day of July, 2002, a copy of the foregoing was sent, by first-class mail, postage prepaid, to:

               Edmund A. Goldberg, Esquire
               Office of the United States Trustee
               300 West Pratt Street, Suite 350
               Baltimore, MD 21201





                                                /s/ Richard M. Goldberg
                                               ---------------------------------
                                               Richard M. Goldberg

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-5-9533-JS


Monthly Operating Report                                               For the Month ended May 31, 2002

   #
------------------------------------------------------------------------------------------------------------------------------------
1     Accounting Basis:                                                Accrual

2     Preparer(s):                                                     Jeffrey D. Berger
                                                                       509 S. Exeter Street
                                                                       4th Floor
                                                                       Baltimore, MD 21202
                                                                       (410) 843-1160
                                                                       Director of Finance

3     Employee Information:
          Number of employees paid this period:                                2
          Current number of employees:                                         2
          Gross payroll:                                               $  22,652
          All post-petition payroll obligations
           including payroll taxes are current                         Exceptions: None
                                                                                  --------------------------------------------------

4     Changes in the nature of business or status of
       operations since last reporting period                          No

5     All business licenses or bonds current                           Yes

6     Pre-petition accounts receivable:
          Collected this Period                                        $       -
          Ending Balance                                               $ 918,553 Amount represents Gross A/R

7     Post-petition accounts receivable:
          0 - 30 Days:                                                 $       -
          31 - 60 Days:                                                $       -
          Over 60 Days:                                                $ 108,584

             Any post-petition accounts receivable over 60 days        Yes     If yes, provide schedule of
                                                                               accounts and explain: See Schedule on pg. 6 of 7
                                                                                                    --------------------------------

8     Post-petition accounts payable:
          0 - 30 Days:                                                 $       -
          31 - 60 Days:                                                $       -
          Over 60 Days:                                                $ 318,894

             Any post-petition accounts payable over 30 days           Yes     If yes, provide schedule of
                                                                               accounts and explain: See Schedule on pg. 7 of 7
                                                                                                    --------------------------------

9     Taxes
          All taxes being paid to the proper taxing authorities
          when due:                                                    Yes

             Form 6123:

10    Bank accounts:
          Changed banks:                                               No

11    Books and records kept monthly and are current:                  Yes

12    Insurance
          Policy expiration dates:
             Auto and truck                                                 Sep-02
             Liability                                                      Sep-02
             Fire                                                      N/A
             Workers Comp                                                   Sep-02
             Other                                                     N/A

13    Actions of the debtor during the last month:
          Fail to defend or oppose any action to dispossess
             control or custody of any assets                          No
          Consent to relief from the automatic stay                    No
          Maintain resources necessary to preserve and maintain
             the going concern value of assets                         Yes

14    Transfer or sale of property
          Any assets transfer, convey or abandon any of
             debtor's assets to another party                          No      If yes, attach copy of court
                                                                               order:_______________________________________________

15    Payments to secured creditors                                    Yes

16    Payments to Professionals

17    Quarterly U.S. Trustee Fees - Paid
          Month 9 (March)                                                  -
          Month 10 (April)                                             3,750
          Month 11 (May)                                                   -
                                                                     -------
             Total                                                     3,750

                            Monthly Operating Report             1 of 1

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-5-9533-JS

Monthly Operating Report                        For the Month ended May 31, 2002

Form # 4 - Tax Statement (Verification of Fiduciary's Federal Tax Deposit)

Caliber Learning federal deposits with confirmation #

taxcode    LB date       EFTPS DATE      Confirm#               AMT
-------------------------------------------------------------------------------
941        5/15/02        5/21/02      128214203008073       $5,396.35

                                  Tax Payments                            1 of 1

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-5-9533-JS

Monthly Operating Report                       For the Month ended May 31, 2002


                                                      -------------------
Assets
Current Assets
     CASH                                             $          258,715
     PRE-PETITION RECEIVABLES                         $          918,553
     POST-PETITION RECEIVABLES                        $          108,584
     ALLOWANCE FOR DOUBTFUL ACCOUNTS                  $         (676,973)
     EMPLOYEE LOANS & ADVANCES                        $            3,129
     PREPAID ASSETS                                   $           19,460
                                                      -------------------

          Total Current Assets                        $          631,469

Plant, Property and Equipment
     FURNITURE AND EQUIPMENT                          $                -
     LEASEHOLD IMPROVEMENTS                           $                -
     ACCUMULATED DEPRECIATION                         $                -
                                                      -------------------

          Net Property Plant & Equipment              $                -
                                                      -------------------

Other Long Term Assets                                $          463,436
                                                      -------------------

          Total Assets                                $        1,094,905

                                                      ===================

Liabilities
Post-Petition
ACCOUNTS PAYABLE - TRADE                              $          317,656
ACCRUED EXPENSES                                      $           35,808
UNEARNED REVENUE                                      $                -
DEFERRED REVENUE                                      $                -
                                                      -------------------

     Total Post-Petition Liabilities                  $          353,464

Liabilities Subject to Compromise:
Pre-Petition
Priority Claims
ACCRUED COMMISSIONS                                   $           30,888
                                                      -------------------

     Total Priority Claims                            $           30,888

Secured Debts
BORROWING FROM SYLVAN                                 $                -
ACCRUED INTEREST PAYABLE                              $                -
                                                      -------------------

     Total Secured Debts                              $                -

Unsecured Debts
ACCOUNTS PAYABLE - TRADE                              $        5,179,689
A/P OTHER                                             $           36,540
ACCRUED INTEREST PAYABLE                              $          268,480
ACCRUED MISCELLANEOUS                                 $          686,828
DIVIDEND PAYABLE                                      $          161,220
BORROWING FROM SYLVAN                                 $        7,314,886
LONG TERM LEASE PAYABLE & TI ALLOWANCE                $        9,271,737
OTHER                                                 $           29,432
                                                      -------------------

     Total Unsecured Debts                            $       22,948,813

Stockholders' Equity
PREFERRED STOCK                                       $       32,395,979
COMMON STOCK                                          $          125,912
APIC - COMMON STOCK                                   $       83,195,407
GAIN/LOSS ON FOREIGN CURENCY T                        $              148
PRE-PETITION RETAINED EARNINGS                        $     (120,124,709)
POST-PETITION RETAINED EARNINGS                       $      (17,830,996)
                                                      -------------------

     Total Owners Equity                                  (22,238,259.57)
                                                      -------------------

          Total Liabilities and Stockholders Equity   $        1,094,905
                                                      ===================

          Footnote: The Company made no estimate of any impairment of asset value as specified by FASB #121, Accounting for the Impairment of
          Long-Lived Assets.

                                 Balance Sheet

                                                                          1 of 1

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-5-9533-JS


Monthly Operating Report              For the Month ended May 31, 2002




                                      -----------------
REVENUES                                             -

OPERATING EXPENSES
SALARIES & BENEFITS                             22,652
ACCOUNTING & LEGAL FEES                              -
DATA COMM & TELEPHONE                                -
BAGBY RENT, PEOPLESOFT, MIS SUPPORT                  -
INSURANCE - CORP LIABILITY                      23,877
DEPREC. - FURNITURE & FIXTURES                       -
BAD DEBT                                             -
OTHER G&A                                         (174)
                                      -----------------

Total Operating Expenses                        46,355
                                      -----------------

Operating Income                               (46,355)

NON-OPERATING EXPENSES
INTEREST INCOME                                      -
GAIN/LOSS ON SALE OF ASSETS                          -
INTEREST EXPENSE                                     -
                                      -----------------

Total Non-Operating Expenses                         -
                                      -----------------


Income (Loss) before taxes                     (46,355)

INCOME TAX EXPENSE                                   -
                                      -----------------

Net Loss                                       (46,355)
                                      ================

                                      P&L                                 1 of 1

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-5-9533-JS


Monthly Operating Report                        For the Month ended May 31, 2002


                     Description                                    Operating
------------------------------------------------------------------------------
Beginning cash balance                                                284,528

Net Income                                                            (46,355)

Add: Expenses not requiring cash:
  Depreciation                                                              -
  Additional/(Reversal) Bad Debt Reserve                                    -
  Loss on sale of assets and change in w/c as a result of sale              -
  Other:                                                                    -
                                                                -------------

  Sub-total                                                                 -

Cash from operations                                                  (46,355)

Other sources (uses) of cash:
  Decrease (Increase)
     Accounts receivable                                                    -
     Prepaid assets                                                    23,877
     Other                                                                  -

  Increase (Decrease)
     Accounts payable                                                       -
     Accrued interest                                                       -
     Accrued expenses                                                  (3,335)
     Other                                                                374
                                                                -------------

Total other source (uses) of cash                                      20,916
                                                                -------------

Ending cash balance                                                   259,089
                                                                =============

Balance per bank statement                                            279,317
Less: Outstanding checks                                              (20,601)
Add: Deposits in transit                                                    -
                                                                -------------

Reconciled bank balance                                               258,715
                                                                =============

                              Cash Rec - Operating                        1 of 1

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-5-9533-JS



Monthly Operating Report               For the Month ended May 31, 2002

                                      ---------------------------------------------------------
                                                          Post-petition A/R
                                      ---------------------------------------------------------

                                                                                   ------------
                                        0 - 30 Days   31 - 60 Days       60 Days       Total
                                      ---------------------------------------------------------
Bell South Total                                -              -        3,000.00      3,000.00
Home Properties Total                           -              -       17,923.88     17,923.88
iLearning                                       -              -       17,558.46     17,558.46
Prometric Total                                 -              -        3,600.00      3,600.00
Spirent - AdTech Total                          -              -          279.00        279.00
Sylvan Learning Systems, Inc. Total             -              -       57,448.00     57,448.00
Symbol Technologies Total                       -              -        8,750.00      8,750.00
Universita del Caffe Total                      -              -           25.00         25.00
                                      ---------------------------------------------------------

Totals                                          -              -      108,584.34    108,584.34


                                    AR Aging                              1 of 1

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-59533

                                                                   ------------
Monthly Operating Report    For the Month ended May 31, 2002         05/31/02
                                                                   ------------

                                                                                                              # of Days

                     Vendor Name               Invoice Date       Invoice #            Invoice Amount        Outstanding
---------------------------------------------------------------------------------------------------------------------------
AMERITECH Total                                                                              -416.77
AT&T WIRELESS Total                                                                           538.87
BELL CANADA Total                                                                             176.05
BELLSOUTH Total                                                                               988.32
BRINSON,JEFFREY R. Total                                                                      247.50
CINCINNATI BELL TELEPHONE Total                                                              -320.88
DHL WORLDWIDE EXPRESS Total                                                                   338.58
FIRST UNION Total                                                                           2,721.21
FRONTIER COMMUNICATIONS Total                                                                -200.90
FRONTIER TELEMANAGEMENT INC. Total                                                           -366.26
GLOBAL CROSSING Total                                                                           0.09
LASER LINE INC Total                                                                          241.90
MCI Total                                                                                   3,617.99
MCI TELECOMMUNICATIONS Total                                                                6,961.15
MCI WORLDCOM COMMUNICATIONS,INC. Total                                                     89,010.25
PACIFIC BELL - (SAC CA) Total                                                                 -26.17
PACIFIC BELL - (VAN NUYS CA) Total                                                             83.66
PALMETTO SERVICE Total                                                                      2,100.00
PENTA ADVISORY SERVICES Total                                                              43,685.88
POLAND SPRING Total                                                                            34.33
PR NEWSWIRE, INC. Total                                                                       384.25
QWEST Total                                                                                   181.85
SOUTHWESTERN BELL Total                                                                       260.06
SPRINT Total                                                                                   92.01
SYLVAN LEARNING SYSTEMS, INC. Total                                                       146,866.59
TELUS COMMUNICATIONS, INC Total                                                               209.10
UNITED PARCEL SERVICE Total                                                                    16.00
VERIZON (FORMERLY BELL ATLANTIC) Total                                                      4,999.64
VERIZON (FORMERLY GTE) Total                                                                 -257.98
VERIZON WIRELESS Total                                                                      6,007.85
WILLIAMS COMMUNICATIONS SOLUTIONS LLC Total                                                10,619.70
WORLDCOM Total                                                                                100.23
                                                                                  -----------------------------------------

Grand Total                                                                               318,894.10
                                                                                  ------------------

Variance                                                                                    1,238.09
                                                                                  ==================

                                                            --------------------------------------------------
                                                                            Post-petition A/P
                                                            --------------------------------------------------

                     Vendor Name                            0 - 30 Days        31 - 60 Days        60 + Days
-------------------------------------------------------------------------------------------------------------
AMERITECH Total                                                        -                  -           (416.77)
AT&T WIRELESS Total                                                    -                  -            538.87
BELL CANADA Total                                                      -                  -            176.05
BELLSOUTH Total                                                        -                  -            988.32
BRINSON,JEFFREY R. Total                                               -                  -            247.50
CINCINNATI BELL TELEPHONE Total                                        -                  -           (320.88)
DHL WORLDWIDE EXPRESS Total                                            -                  -            338.58
FIRST UNION Total                                                      -                  -          2,721.21
FRONTIER COMMUNICATIONS Total                                          -                  -           (200.90)
FRONTIER TELEMANAGEMENT INC. Total                                     -                  -           (366.26)
GLOBAL CROSSING Total                                                  -                  -              0.09
LASER LINE INC Total                                                   -                  -            241.90
MCI Total                                                              -                  -          3,617.99
MCI TELECOMMUNICATIONS Total                                           -                  -          6,961.15
MCI WORLDCOM COMMUNICATIONS,INC. Total                                 -                  -         89,010.25
PACIFIC BELL - (SAC CA) Total                                          -                  -            (26.17)
PACIFIC BELL - (VAN NUYS CA) Total                                     -                  -             83.66
PALMETTO SERVICE Total                                                 -                  -          2,100.00
PENTA ADVISORY SERVICES Total                                          -                  -         43,685.88
POLAND SPRING Total                                                    -                  -             34.33
PR NEWSWIRE, INC. Total                                                -                  -            384.25
QWEST Total                                                            -                  -            181.85
SOUTHWESTERN BELL Total                                                -                  -            260.06
SPRINT Total                                                           -                  -             92.01
SYLVAN LEARNING SYSTEMS, INC. Total                                    -                  -        146,866.59
TELUS COMMUNICATIONS, INC Total                                        -                  -            209.10
UNITED PARCEL SERVICE Total                                            -                  -             16.00
VERIZON (FORMERLY BELL ATLANTIC) Total                                 -                  -          4,999.64
VERIZON (FORMERLY GTE) Total                                           -                  -           (257.98)
VERIZON WIRELESS Total                                                 -                  -          6,007.85
WILLIAMS COMMUNICATIONS SOLUTIONS LLC Total                            -                  -         10,619.70
WORLDCOM Total                                                         -                  -            100.23
                                                             ------------------------------------------------

Grand Total                                                            -                  -        318,894.10

                                    AP Aging                            1 of 1